METROPOLITAN SERIES FUND

SUPPLEMENT DATED JULY 13, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2012,

AS AMENDED JUNE 6, 2012

The subsection entitled “Swaps, Caps, Floors, Collars, Etc.” of the section entitled “Investment Practices and Risks,” is amended to add the following information:

A Portfolio may enter into over-the-counter swap transactions with counterparties that are approved by the Subadvisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.